Retail Broker PRESENTATION usio.com 10/23/2019 1

Forward Looking Statements These slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. These forward-looking statements are identified by the use of words such as “believe,” “expect,” “prepare,” “anticipate,” “target,” “launch,” and “create,” or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of Payment Data Systems, Inc. and its subsidiaries (the “Company”). Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended December 31, 2018. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on information presently available to the Company’s management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. The information presented in this presentation is as of October 22, 2019 unless indicated otherwise. 2

Our Timeline 3

Intro Video 4

Who is USIO? Payment Enablement Growth oriented Payment Enablement Technology Provider Leveraging… Prepaid Card Issuing Prepaid Card Issuing platform and Program Manager Leader in ACH Leading ACH provider in the segments served Merchant Acquiring Credit and Debit Card processing solutions across a variety of bill centric verticals 5 5

KEY METRICS Dollars & Transactions Processed + Revenues $3500 14 $3,300 $3,400 $3000 12 $2,978 $2,916 Over $3.4 billion dollars and $2,830 $2500 10 14.3 million transactions $2000 8 processed in 2018. $1500 6 Transactions Volume (Volume in millions) in (Volume $1000 4 (transactions in millions) in (transactions $630 $500 2 $0 Payment Data Systems | paymentdata.com 0 2013 2014 2015 2016 2017 2018 Revenue $25 30 $20 25 31% CAGR 2013-2018 $15 20 Revenue $10 * 15 ($ millions) ($ * 2016 top line revenue decreased due to a client selling a portion of $5 10 their merchant processing. $- 5 2013 2014 2015 2016 2017 2018 6

Organic Growth Strategy PAYMENT FACILITATION ACH PROCESSING Primary Growth Engine Results yield Our cash cow funds high- strong internal growth initiatives, including Payment Facilitation organic and Prepaid. growth. PREPAID CARD ISSUANCE Secondary Growth Engine 7

Our ACH Model TARGET CUSTOMER PROFILE KEY DIFFERENTIATORS • Consumer Driven • The only broad-industry focused NACHA • B2B Payments Certified sender • Bill Payments • Greater funding control – Same-day funding and late cutoff • Disbursements • Multiple Originating Depository Financial Institutions TARGET VERTICALS • Constant innovation will position us as leading player in real-time payments Specialized Healthcare Utilities Insurance B2B Billing Mortgage Non-Profit Consumer Lending Lending HOW WE MAKE MONEY TARGET VERTICAL CHARACTERISTICS ON AVERAGE NET REVENUE PER MARGIN • Recurring Transactions WE EARN TRANSACTION • Low Attrition • Need for Advanced Technology $.70 $.41 60%+ ON A RETURN OR ORIGINATION 8

Our Prepaid Model TARGET CUSTOMER PROFILE • SMBs needing expense management, refund disbursement, incentives, per diems, loyalty programs and more • Entities looking to migrate away from physical checks to virtual payment and funds disbursement mechanisms • Programs Managers that Fund the Cardholder Acquisition Costs TARGET VERTICALS HOW WE MAKE MONEY Healthcare Utilities Insurance Education Property Non-Profit Management INTERCHANGE BREAKAGE SPOILAGE MARGIN TARGET VERTICAL CHARACTERISTICS 2%-4% • Recurring Card Loads 1%-2% 40%+ 50%+ • Recurring Transactions Of cards loaded Of value on cards On card spend. with $200 or where $20 or less • Potential for Breakage, Inactivity Fees, Spoilage more. is loaded. and more • Low Risk 9

Our PayFac Model

usio

SAAS and ISV TARGET PROFILE

- 100's to 1000's of customers today
- $10's to $100mm+ in sales annually
- Adds 10-100's of new clients monthly
- Currently not monetizing payments properly (or at all) today

TARGET BILL-CENTRIC VERTICALS

Healthcare | Utilities | Insurance | Legal | Education | Property Management | Non-Profit

TARGET VERTICAL CHARACTERISTICS

- High Average Ticket
- Recurring Transactions
- Low Attrition
- Low Risk

The SHORTEST path TO THE MONEY!

1 Integrate

2 Batch Enroll (Implement)

3 Activate

4 Achieve Scale = $$$

Sampling of Current Customers

American Addiction Centers
SOLUTIONREACH
eVisit
practicesuite
NHC National HealthCare Corporation
SIGMUND SOFTWARE
Assets Watch
DealerPay

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Path to Revenue Illustration One Merchant Leveraged Distribution – 1,000 Merchants One Merchant processing 1,000 Merchants processing $20k/mo at 2.75% $20mm/mo at 2.75% Transaction Expenses Transaction Expenses 2.05% Issuing Bank 2.05% Issuing Bank .15% Card Brands .15% Card Brands .05% Processing Expense .05% Processing Expense $6,600 2.75% = Annual Gross Revenue to Usio $6.6mm 2.75% = Annual Gross Revenue to Usio $1,200 .50% = Annual Net Revenue 50/50 .50% = Annual Net Revenue Split w/ ISV Split w/ ISV $50 per merchant/month $50,000 per month $600 per merchant/year $600,000 per year 11

We participate in the fastest growing segment of the payments sector *According to Boston Consulting Group’s “Global Payments: The Interactive Edition” 12

APPENDIX

Investor Highlights Share Price $1.98 10/22/2019 52-week $1.38 range $3.82 Cash $ 3.3m Shares outstanding 16.85 m Debt $ 0 Market Cap $33.8m 14

Income Statement Highlights Annual Revenue 2018 $25.0 MILLION $5.6 Adjusted EBITDA Gross Profit 2018 2018 $(0.6) Annual Revenue 2017 2017 $(0.6) $14.6 $3.8 MILLION Gross Profit 2017 15

Non - GAAP 10/23/2019 16